SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                         KBF POLLUTION MANAGEMENT, INC.
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

     (5)  Total fee paid:
                         ---------------------------------

[x]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                 -----------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:
                                                       -------------------------
     (3)  Filing Party:
                       ---------------------------------------------------------
     (4)  Date Filed:
                     -----------------------------------------------------------

                                 PROXY MATERIAL

                         KBF POLLUTION MANAGEMENT, INC.
                                ONE JASPER STREET
                               PATERSON, NJ 07522

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 12, 1999

                           --------------------------

To The Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of KBF POLLUTION MANAGEMENT, INC., a New York corporation ("KBF" or the "Company"), will be held at The Brownstone House located at 351 West Broadway, Paterson, New Jersey, on May 12, 1999, at 10:00 a.m., local time, for the following purposes:

     1. To elect six (6) members of the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. To approve the KBF 1998 Stock Option Plan, which amends and supersedes the KBF 1994 Stock Option Plan but does not increase or decrease the number of options that were available for issuance under the 1994 Stock Option Plan;

     3. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 16, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record on the stock transfer books of KBF at the close of business on that date are entitled to notice and to vote at the Meeting.

                                              By Order of the Board of Directors

                                              /s/ Kathi Kreisler

                                              Kathi Kreisler
                                              Secretary

Dated:  April 30, 1999

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

     UNLESS YOUR SHARES ARE OWNED OF RECORD IN YOUR OWN NAME, TO BE ADMITTED TO THE MEETING YOU WILL BE REQUIRED TO SHOW EVIDENCE SATISFACTORY TO THE COMPANY THAT YOU ARE A SHAREHOLDER, WHICH EVIDENCE INCLUDES A BROKERAGE ACCOUNT STATEMENT DATED WITHIN 30 DAYS PRIOR TO THE MEETING DATE.

                         KBF POLLUTION MANAGEMENT, INC.
                                ONE JASPER STREET
                               PATERSON, NJ 07522

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 12, 1999

                           --------------------------

                      INTRODUCTION, RECORD HOLDERS, VOTING

     This Proxy Statement is being furnished to shareholders by the Board of Directors of KBF Pollution Management, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the 1999 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Ramada Inn located at The Brownstone House located at 351 West Broadway,
Paterson, New Jersey, on May 12, 1999, at 10:00 a.m., local time, or at any adjournments thereof.

     The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to shareholders is April 30, 1999.

     Only shareholders of record at the close of business on April 16, 1999, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. As of the close of business on the Record Date, there were outstanding 68,257,315 shares of the Company's Common Stock, $.0001 par value (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

     Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no instruction is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) For the election as Directors of the persons who have been nominated by the Board of Directors, (ii) For approval of the KBF 1998 Stock Option Plan, and (iii) at the discretion of the person or persons voting the Proxy with respect to any other matter that may properly be brought before the Meeting. The execution of a Proxy will in no way affect a shareholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented at the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made personally or by telephone or telegram by officers, directors and employees of the Company. The Company will, upon request, reimburse banks, brokerage firms and other custodians for their reasonable expenses in sending soliciting material to the beneficial owner of the shares.

          PROPOSAL 1. ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     The persons listed below are nominees for election as directors at the Meeting. Unless otherwise specified, all Proxies received will be voted in favor of the election of the nominees listed below. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, no substitute candidate will be selected and the Proxies will be voted only in favor of those nominees still standing for election.

                                                                                        CAPACITIES
                                                          PERIOD SERVED             IN WHICH CURRENTLY
 NAME                                       AGE            AS DIRECTOR                     SERVING
----------------------------------------------------------------------------------------------------------
Lawrence Kreisler                           52         Since 1984                     Chairman
                                                                                      President

Kathi Kreisler                              48         Since 1984                     Vice President
                                                                                      Secretary, Treasurer
                                                                                      Director

Kevin Kreisler                              26         Since July 1998                Vice President
                                                                                      Director

Frederick Eisenbud                          52         Since January 1998             Director

Stephen Lewen                               46         Since January 1998             Director

Joseph J. Casuccio, Jr., CPA                47         Since January 1998             Chief Financial Officer
                                                                                      Vice President
                                                                                      Director


     Lawrence M. Kreisler, President of the Company, is a Co-founder of the Company and has been its Chairman of the Board and a Director since March 1984. Mr. Kreisler invented the technology with which the Company transacts its principal businesses. He served as Vice President, Secretary and Treasurer from March 1984 through December 1994. In January 1995, Mr. Kreisler accepted the Board nomination to serve as President of the Company. From 1973 to 1984 Mr. Kreisler managed pollution treatment systems for several companies in the metal finishing industries. Mr. Kreisler is the husband of Kathi Kreisler, Vice President, Secretary, Treasurer and a director of the Company. He is the father of Kevin Kreisler, Vice President and a director of the Company.

     Kathi Kreisler is a Co-founder of the Company and served as its President from 1984 through December 1994. She has been a Director since March 1984. In January 1995, Ms. Kreisler became Vice President, Secretary and Treasurer of the Company. From 1979 to 1984, Ms. Kreisler was a principal in Kreisler Bags (subsequently incorporated as Kreisler Bags and Filtration, Inc., which name was subsequently changed to KBF Pollution Management, Inc.). Ms. Kreisler is the wife of Lawrence Kreisler, President and Chairman of the Board of the Company. She is the mother of Kevin Kreisler, a Vice President and a director of the Company.

     Kevin Kreisler has been Vice President since January 1998 and director since July 1998. Mr. Kreisler has continuously worked for the Company in various part and full time capacities since 1990. He has also worked as a law clerk for several law firms and clinics during his tenure at law school (September 1995 to December 1997). Mr. Kreisler is a graduate of Rutgers University College of Engineering (B.S., Civil and Environmental Engineering, 1994), Rutgers University Graduate School of Management (M.B.A., 1995), and Rutgers University School of Law (J.D., 1997). He is the son of Lawrence Kreisler, President and Chairman of the Board of the Company, and Kathi Kreisler, a Vice President, Secretary, Treasurer and a director of the Company, and the brother of Scott Kreisler.

     Frederick Eisenbud has been a director of the Company since January 1998. Since April 1998, Mr. Eisenbud has been the sole proprietor of the Law Office of Frederick Eisenbud in Hauppaugue, New York, which law office currently represents the Company in certain environmental matters. From 1990 until April 1998, Mr. Eisenbud was a partner of Cahn, Wishod & Lamb, L.L.P., a law firm specializing in environmental law and civil litigation, which firm represented the Company. In April 1998, Mr. Eisenbud resigned from that law firm. Cahn, Wishod & Lamb, L.L.P. no longer represents the Company. Since March 1998, Mr. Eisenbud has been President of Metal Recovery Marketing, L.L.P., a firm which seeks to market the Company's technology to environmental consultants (See "Certain Relationships and Related Transactions.") Mr. Eisenbud is a graduate of New York University and Hofstra Law School.

     Dr. Stephen Lewen has served as a director of the Company since February 1998. Since 1982, Dr. Lewen has been a physician, and a member of Suffolk Opthamology Associates, P.C. in Bayshore, New York. Dr. Lewen is a graduate of Cornell University, Columbia University and Chicago Medical School.

     Joseph J. Casuccio, Jr., CPA, has served as Chief Financial Officer of the Company since July 1998, and as Vice-President and director since January 1998. Since 1985, Mr. Casuccio has been a partner at Werblin, Casuccio & Moses, PC.

     The Company's executive officers are appointed by and serve at the discretion of the Board of Directors, subject to the terms and conditions of the employment agreements described below. There are no arrangements or understandings between any of the Directors of the Company and any other person pursuant to which such person was selected or nominated as a Director of the Company.

     At the December 23, 1997 Annual Meeting of Shareholders the following persons were elected to the Board of Directors: Lawrence M. Kreisler, Kathi Kreisler, Robert W. Misa, Jr., Joseph J. Casuccio, Jr., CPA, and Anthony Leteri. In January 1998, the Board of Directors elected Frederick Eisenbud as a director to fill a vacancy on the Board, and in February 1998, the Board of Directors elected Steven Lewen as a director to fill a vacancy on the Board. In July 1998, the Board of Directors elected Kevin Kreisler as a director to fill the vacancy created by the resignation of Robert Misa as a director in February 1998.


Information Regarding Beneficial Ownership Of Principal Shareholders, Directors, And Management

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock by all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, the nominees for directors, the Company's Chief
Executive Officer, and the four other highest paid executive officers ("Named Executive Officers"), and the directors and executive officers as a group.

       NAME AND ADDRESS OF                    AMOUNT AND                PERCENTAGE
           BENEFICIAL                          NATURE OF                    OF
      HOLDER OR IDENTITY OF                   BENEFICIAL                OUTSTANDING
             GROUP                            OWNERSHIP                  STOCK (7)
------------------------------------------------------------------------------------
KATHI KREISLER                                15,971,953                  21.35%
One East Park Drive                                                       (1) (2)
Paterson, NJ 07504

LAWRENCE KREISLER                             15,936,970                  21.68%
One East Park Drive                                                       (1) (3)
Paterson, NJ 07504

STEVEN LEWEN                                   2,302,258                   3.54%
10 Cabriolet Lane                                                           (4)
Melville, NY 11747

KEVIN KREISLER                                 1,255,000                   1.92%
One East Park Drive                                                         (5)
PATERSON, NJ 07504

JOSEPH J. CASUCCIO, JR.                        1,608,656                   2.48%
7 NORTH EQUESTRIAN COURT                                                    (6)
Hauppauge, New York 11789

FREDERICK EISENBUD                               409,013                   0.64%
7 Bradshaw Lane
Fort Salonga, NY 11768

ALL OFFICERS & DIRECTORS                      37,916,750                  52.30%
as a group (six persons)

KREISLER FAMILY AS A GROUP                    34,018,823                  45.94%
                                                                            (7)

----------
1) Mr. and Ms. Kreisler each disclaim beneficial ownership of the shares of Common Stock owned by the other.

2)   Includes 10,759,270 shares of exercisable options for Common Stock.

3)   Includes 9,474,278 shares of exercisable options for Common Stock.

4)   Includes 1,002,258 shares of exercisable options for Common Stock.

5)   Includes 1,250,000 shares of exercisable options for Common Stock.

6)   Includes 728,550 shares of exercisable options for Common Stock.

7) Includes stock and options held by Lawrence M. Kreisler, Kathi A. Kreisler, Kevin E. Kreisler and Scott C. Kreisler.


Board Committees

     The Company has the following standing committees: a Compensation Committee and a Stock Option Committee.

     The Compensation Committee, which is comprised of Mr. Casuccio and Dr. Lewen recommends to the Board of Directors compensation for the Company's Chief Executive and other principal executive officers. The Stock Option Committee administers the Company's Stock Option Plan. The members of the Stock Option Committee are Mr. Casuccio and Mr. K. Kreisler.

     The Compensation Committee and Stock Option Committee were formed February 24, 1999, and therefore did not meet during the fiscal year ended December 31, 1998.

     The Board of Directors held six meetings during the fiscal year ended December 31, 1998. All of the Directors attended each meeting. From time to time, the Board acted by unanimous written consent pursuant to the laws of the State of New York.


Compensation of Directors and Executive Officers

     The following table provides certain summary information concerning the compensation paid or accrued by the Company during the fiscal years ended December 31, 1998, 1997, and 1996 to or on behalf of the Company's President and the named executive officers of the Company (hereinafter referred to as the "named executive officers") for services rendered in all capacities to the Company whose total aggregate salary and bonus exceeded $100,000:


------------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Long Term
                                                       Annual Compensation                    Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Awards
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
Name and Principal            Year         Salary ($)       Bonus ($)      Other Annual    Securities Underlying     All Other
Position                                                                   Compensation       Options/SARs(#)       Compensation
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
Kathi A. Kreisler,            1998           $65,267            -               -               7,500,000                -
Vice President
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
                              1997            $3,500            -           See Below             500,000
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
                              1996            $8,325                        See Below                                    -
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
Lawrence Kreisler,            1998          $167,791            -               -               5,400,000                -
President
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
                              1997          $152,503            -           See Below               -                    -
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
                              1996          $195,474                        See Below               -
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
James Aiello,                 1997             -                -            $20,000                -                    -
Acting CEO
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
                              1996             -                -            $24,000                -                    -
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------
Kevin Kreisler,               1998           $30,000            -           See Below               -                    -
Vice President
-------------------------- ------------ ----------------- -------------- ----------------- --------------------- -------------------

     In January 1998, Kathi Kreisler was issued 7,500,000 options for past services rendered and unpaid salary totaling $600,000, which value is determined to be $0.08 per option. Lawrence Kreisler was issued 400,000 options for past services rendered and unpaid salary totaling $32,000, which value is determined to be $0.08 per option. It should be noted that utilizing the Black-Scholes model, these options would be valued at $0.0467 per share, however the Company decided to utilize a more conservative valuation to prevent any appearance of impropriety. Certain stock options granted to the executive officers were revised and reallocated.


                        OPTION GRANTS IN LAST FISCAL YEAR

     In 1998, for unpaid prior years' salaries, Kathi Kreisler and Lawrence Kreisler were issued 7,500,000 and 400,000 options, respectively. The options are exercisable for a period of ten years, exercisable at $0.40 per share, equal to the market value at grant date. Mr. Lawrence Kreisler was issued 5,000,000 options for new patent technology. The options are exercisable for a period of ten years, exercisable at $0.20 per share, equal to the market value at grant date.

     Directors, who are not employees of the Company, are to receive stock options pursuant to the Company's Director Plan adopted in January 1998. The Director's Plan provides for automatic grants of options to the Company's eligible non-employee directors upon their election to the Board of Directors of the Company. For the fiscal year ending December 31, 1998, 100,000 options at an exercise price of 100% of the price of the stock as selling on January 1, 1998, will be granted to each Director who has served as a director for the entire year under the Directors Plan. The options have not yet been issued. The options are exercisable for a period of 10 years, none of which have been exercised.

     At December 31, 1998 the average of the closing bid and ask price per share of the Company's Common Stock as quoted on the NASD OTC Electronic Bulletin Board was $0.21, respectively.

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1998 with respect to the Company's named executive officers. No stock appreciation rights were exercised or outstanding during such fiscal year.

============================================================================================================================
                                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                              AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Value of Unexercised
                                                            Number of Securities Underlying      in-the-Money Options at
                                          Value Realized     Unexercised Options at Fiscal             FY-End ($)
                                               ($)                      Year-End
                          Shares          Market price at                 (#)                   Market Price of shares at
                         acquired             FY End                                            FY-End less exercise price
                            on            Exercise less
         Name          exercise (#)       exercise price       Exercisable     Unexercisable    Exercisable    Unexercisable
-------------------- ------------------ ------------------- ------------------ -------------- ---------------- -------------
Kathi Kreisler               0                  -              10,759,270                        $321,615          N/A
-------------------- ------------------ ------------------- ------------------ -------------- ---------------- -------------
Lawrence Kreisler            0                  -               9,474,278                        $403,115          N/A
-------------------- ------------------ ------------------- ------------------ -------------- ---------------- -------------
Kevin E. Kreisler            0                  -               1,250,000                        $125,000          N/A
-------------------- ------------------ ------------------- ------------------ -------------- ---------------- -------------
Joseph Casuccio              0                  _                728,550                          $70,699          N/A
============================================================================================================================


     On January 2, 1998, the Company issued Kathi Kreisler 7,500,000 million incentive options for past services rendered. These options are exercisable at $0.40 per share for a period of ten (10) years from the date of grant. On January 2, 1998, the Company issued Lawrence Kreisler 400,000 incentive options for past services rendered. These options are exercisable at $0.40 per share for a period of ten (10) years from the date of grant. No stock appreciation rights were exercised during such fiscal year.

Identification of Executive Officers and Significant Employees


Name                                        Age                        Current Office Held
----                                        ---                        -------------------
Lawrence Kreisler                           52                         Chairman, President and Chief Executive Officer
Kathi Kreisler                              48                         Senior Vice President, Secretary, Treasurer
Kevin Kreisler                              26                         Vice President
Joseph J. Casuccio Jr.                      47                         Senior Vice President, Chief Financial Officer


     Information on the named officers and significant employees who are also nominees for director can be found in the description of the director nominees above.


Employment Arrangements

     The Company has entered into an employment agreement with Lawrence M. Kreisler, as the Chairman of the Board and President of the Company, on November 7, 1997 (the "Lawrence Kreisler Employment Agreement"). The Lawrence Kreisler Employment Agreement provides for a five-year term and shall be extended automatically each day for an additional day so that the remaining term of this agreement will continue to be five years at all times. Either party may by written notice, fix the term of the Lawrence Kreisler Employment Agreement at five years without additional extension and would then end on a date five years from the date of notice. Pursuant to the Lawrence Kreisler Employment Agreement, Mr. Kreisler's annual base salary shall be $165,000, with annual cost of living adjustments. Mr. Kreisler is entitled to receive an annual bonus equal to 6% of the Company's annual net income before taxes, reimbursement of business related expenses, use of a Company automobile and participation in any employee benefits provided to all employees of the Company. The Company shall contribute 6% of the base weekly salary to Lawrence Kreisler's 401(k) savings plan.

     Lawrence Kreisler's employment may be terminated by the Company at any time for cause (as defined in the Lawrence Kreisler Employment Agreement) and his employment may be terminated at any time by the mutual consent of the Board of Directors and Mr. Kreisler. If Mr. Kreisler is terminated by the Company for cause, the Company is obligated to pay him all amounts due under the Lawrence Kreisler Employment Agreement, which have accrued but are unpaid as of the date of termination. The Lawrence Kreisler Employment Agreement also includes non-competition provisions which prevent Mr. Kreisler, during the term of the agreement, from participating, directly or indirectly, in the ownership, control, management or employ of any business entities other than the Company without the prior written consent of the Board of Directors.

     The Company entered into an employment agreement with Kathi Kreisler, as Vice President and Secretary Treasurer, on November 7, 1997 (the "Kathi Kreisler Employment Agreement"), which provides for a five-year term from the date signed and shall be extended automatically each day for an additional day so that the remaining term of this agreement will continue to be five years at all times. Either party may by written notice fix the term of this Agreement at five years without additional extension and would then end on a date five years from the date of notice. Pursuant to this agreement, Ms. Kreisler shall receive an annual base salary of $80,000, with cost of living adjustments. Ms. Kreisler is entitled to receive an annual bonus equal to 4% of the Company's annual net income before taxes, reimbursement of business related expenses, use of a Company automobile and participation in any employee benefits provided to all employees of the Company. The Company shall contribute 6% of the base weekly salary to Ms. Kreisler's 401(k) savings plan.

     Kathi Kreisler's employment may be terminated by the Company at any time for cause (as defined in the Kathi Kreisler Employment Agreement) and her employment may be terminated at any time by the mutual consent of the Board of Directors and Ms. Kreisler. If Ms. Kreisler is terminated by the Company for cause, the Company is obligated to pay her all amounts due under the Kathi Kreisler Employment Agreement, which have accrued but are unpaid as of the date of termination. The Kathi Kreisler Employment Agreement also includes non-competition provisions, which prevent Ms. Kreisler, during the term of the agreement, from participating, directly or indirectly, in the ownership, control, management or employ of any business entities other than the Company without the prior written consent of the Board of Directors.

     Kathi Kreisler voluntarily lowered the amount of her 1997 salary to $3,500, her 1996 salary to $8,325.00, her 1995 salary to $2,153, her 1994 salary to $20,000 and deferred all 401k payments. In January 1998, the Company issued Ms. Kreisler 7,500,000 stock options, each convertible to one share of common stock at $0.40 per share for a period of ten (10) years from the date of issuance for past services rendered.


Certain Related Transactions

     In May 1996, a new company was formed to handle the transportation needs of KBF Pollution Management, Inc. The new company, Metal Recovery Transportation Corp. is owned solely by Lawrence Kreisler. Metal Recovery Transportation Corporation was formed without any financial assistance from KBF. Metal Recovery Transportation has permits in New York, New Jersey, Connecticut, Rhode Island, Massachusetts and New Hampshire.

     In November 1997, the Company executed a License Agreement with Lawrence Kreisler, President of the Company. Mr. Kreisler granted the Company a worldwide, exclusive license to Mr. Kreisler's Patent Rights that are defined as "The Selective Separation Technology" for the purpose of resource recovery of industrial metal bearing waste. The license applies to any improvements or related inventions. The Company may assign or sub-license the License with prior written consent which shall not be unreasonably withheld. Mr. Kreisler shall receive $10,000 for all prior use of the technology and a royalty fee based on a per gallon rate which differs according to the type and quantity of material processed. The License Agreement has a minimum 15-year term after which time changes to 5-year evergreen term. In accordance with Schedule B of the relevant License Agreement, the condition upon which royalty payments begin to accrue has not yet been satisfied by the Company. Accordingly, no royalty payments have been made or accrued. The Company anticipates the relevant condition to be satisfied by the Company in the second quarter 1999.

     Joseph J. Casuccio, Jr., CPA, Chief Financial Officer, Vice President and a director of the Company, is a partner of the accounting firm, Werblin, Casuccio & Moses, which firm serves as the internal accountants for the Company.

     Since March 1998, Frederick Eisenbud, a director of the Company, has been President of Metal Recovery Marketing, L.L.P., a firm which seeks to market the Company's technology to environmental consultants. The Company has entered into an agreement with Metal Recovery Marketing, L.L.P., pursuant to which Metal Recovery Marketing, L.L.P. will seek to market the Company's technology. Additionally, from April 1990 to April 1998, Mr. Eisenbud was a partner at the law firm of Cahn, Wishod & Lamb, L.L.P., which firm represented the Company. In April 1998, Mr. Eisenbud resigned from that law firm. Cahn, Wishod & Lamb, L.L.P. no longer represents the Company. The Law Firm of Frederick Eisenbud, of which Mr. Eisenbud is sole proprietor, currently represents the Company on certain environmental matters.


Section 16(a) Beneficial Ownership Reporting Compliance

     During 1998, Lawrence M. Kreisler, a director and officer of the Company, reported six transactions on a late Form 4 filing. During 1998, Kathi A. Kreisler, a director and officer of the Company, reported five transactions on a late Form 4 filing. During 1998, Kevin E. Kreisler, a director and officer of the Company, reported three transactions on a late Form 4 filing. During 1998, Stephen Lewen, a director of the Company, reported one transaction on a late Form 4 filing.


Recommendation Of The Board Of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                 PROPOSAL 2. APPROVAL OF 1998 STOCK OPTION PLAN

     In January 1987, the Company adopted an Incentive Stock Option Plan (the "ISO Plan") covering 50,000,000 shares of the Company's Common Stock, pursuant to which employees, including officers, of the Company are eligible to receive incentive stock options as defined under the Internal Revenue Code of 1986, as amended. Under the ISO Plan, options were to be granted at not less than 80% (110% in the case of 10% shareholders) of the fair market value (100% of the closing bid price on the date of grant) of the Company's Common Stock on the date of grant. Options could not be granted more than ten years from the date of adoption of the ISO Plan. Options granted under the ISO Plan must be exercised within ten (10) years from the date of grant. The optionee may not transfer any option except by will or by the laws of descent and distribution. Options granted under the ISO Plan must be exercised within three months after termination of employment for any reason other than death or disability and within one year after termination of employment due to death or disability. The Board of Directors of the Company has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option. The ISO Plan expired in November, 1992.

     In November, 1994 the Company adopted the 1994 Stock Option Plan (the "1994 Plan"), which incorporated and extended the ISO Plan. The 1994 Plan covers the same 50,000,000 shares of the Company's Common Stock as the expired ISO Plan. Under the 1994 Plan employees, including Officers and Directors of the company, are eligible to receive incentive stock options as defined under the Internal Revenue Code of 1986, as amended. Under the 1994 Plan, options may be issued as an incentive for services rendered. The Board of Directors has the authority to set the price of the option at the time of the grant. Options may be exercised for a period of 10 years from the date of grant and will expire if not exercised during this period of time.

     In December, 1998, the Board of Directors approved the 1998 Stock Option Plan (the "1998 Plan" or the "Option Plan"). The shareholders will be requested at the Meeting to approve the 1998 Plan, which amends and supersedes the 1994 Plan, but does not increase or decrease the number of shares authorized to be issued under the 1994 Plan.

     The purpose of the Option Plan is to promote Company success by aligning employee financial interests with long-term shareholder value. The 1994 Plan was approved by the Board and by the Company's shareholders, but it was adopted at a time when the Company did not have a class of securities registered under the Securities Exchange Act of 1934 (the "1934 Act"). As a consequence, the 1994 Plan did not include numerous provisions which are typical of stock option plans of companies that are reporting companies under the 1934 Act. For example, the 1994 Plan did not include provisions that allow for simpler compliance by officers and directors with the Beneficial Ownership Rules of Section 16 of the 1934 Act, or with regard to other administrative provisions common to stock option plans that include both Incentive Stock Options and Non-Qualified Options. The Board believes that amending and superseding the 1994 Plan by adopting the 1998 Plan will conform the Option Plan to the requirements of the Internal Revenue Code for option plans that include Incentive Stock Options, will better reflect the administrative provisions arising out of the Beneficial Ownership Rules of Section 16 of the 1934 Act, and will clarify eligibility requirements, the method of granting options under the Option Plan, and many other administrative provisions. Other non-material changes have been made to the Option Plan by the Board. All of these changes are reflected in the following description. A copy of the 1998 Plan is attached hereto as Exhibit A.


DESCRIPTION OF THE PLAN

     The total number of shares reserved for issuance under the 1998 Plan is 50 million. This number is neither an increase nor a decrease from the number of shares reserved for issuance under the 1994 Plan.

     The Compensation Committee of the Board of Directors has been delegated the authority to grant options under the Option Plan to employees, officers and consultants of the Company and to generally exercise all authority of the Board under the Option Plan. Incentive stock options and/or nonqualified stock options may be granted to employees or consultants of the Company and its subsidiaries during the term of the Option Plan, which expires on December 31, 2008. All employees or consultants of the Company or any subsidiary of the Company are eligible to receive options under the Option Plan. Because the officers and employees and consultants of the Company who may participate and the amount of their options are determined by the Compensation Committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees and consultants. The Compensation Committee will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time. The option price or procedure for setting the option price shall be established by the Compensation Committee at the time of the granting of an option. For incentive stock options, the option price may not be less than the fair market value of the Company's stock on the date of grant. For nonqualified stock options, the option price may be less than, equal to, or greater than the fair market value of the Company's stock on the date of grant. The Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the Option Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options. The term of each option shall be no more than ten years from the date of grant. Options expire three months following termination of employment (but in no event later than the date of expiration of the term of the option as set forth in the option agreement), except in the case of permanent disability or death. In the case of termination due to permanent disability, the option terminates eighteen months (or such shorter period as specified in the option agreement) from the date the employee ceases to work as a result of the disability (but in no event later than the date of expiration of the term of such option as set forth in the option agreement). In the case of termination due to death, the option terminates six months (or such shorter period as specified in the option agreement) from the date of death (but in no event later than the date of expiration of the term of such option as set forth in the option agreement). The Compensation Committee has the authority to extend the foregoing expiration dates of any outstanding option in circumstances it deems appropriate, provided that it may not extend an option beyond the original term of such option (e.g. ten years from the date of grant). The purchase price of the options is typically paid in cash. For nonqualified options, the option holder must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company. These taxes are also typically paid in cash. Under certain limited circumstances, shares of the Company's common stock may be used by officers for payment of the option price or satisfaction of withholding tax obligations. The Option Plan also permits other forms of payment if authorized by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation. If the successor corporation refuses to assume options or substitute equivalent options, the Board shall provide all option holders with the right to immediately exercise all of their options, whether vested or unvested. In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested. The Compensation Committee has the right to substitute or assume options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), applies; provided such substitutions and assumptions are permitted by
Section 424 of the Code and the regulations promulgated thereunder. The number of shares reserved for issuance under the Option Plan may be increased by the corresponding number of options assumed and, in the case of a substitution, by the net increase in the number of shares subject to options before and after the substitution. The Option Plan may be modified, amended, or terminated by the Board except with respect to incentive stock options granted prior to such action. The Board shall have the authority to adopt such modifications, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its subsidiaries may operate to assure the viability of the benefits from options granted to employees employed in such countries and to meet the objectives of the Option Plan. Notwithstanding the foregoing, shareholder approval is required for any amendment which increases the number of shares subject to the Option Plan (other than in connection with automatic adjustments due to changes in capitalization or the assumption or substitution of options in connection with mergers or acquisitions). Shareholder approval may also be required if there are "material changes" to the Option Plan for purposes of Section 162(m) of the Code or to comply with new legislation. The issuance of shares of common stock upon the exercise of options is subject to registration with the Securities and Exchange Commission of the shares reserved by the Company under the Option Plan. The average of the closing bid and ask price of the Company's common stock as quoted in the NASD's OTC Electronic Bulletin Board on the Record Date (April 16,
1999) was $0.31.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE OPTION PLAN

     The federal income tax consequences of an employee's participation in the Option Plan are complex and subject to change. The discussion is only a summary of the general rules applicable to the Option Plan. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.


INCENTIVE STOCK OPTIONS

     If an option granted under the Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability. If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of such option or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction. If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the share sto him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of
(1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition. The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.


NONQUALIFIED STOCK OPTIONS

     Nonqualified stock options granted under the Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the 1998 Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has not selected its principal accountants for the purpose of conducting the audit of the Company's financial statements for the year ending December 31, 1999. The Company has not yet selected such accountants because it is the Company's intention to retain a new principal accountant to conduct the audit for the year ending December 31, 1999, but the Company has not yet concluded its search for the successor auditors.

     For the year ended December 31, 1998, the principal accountant was Irving Handel & Co. P.C. The Company does not expect that a representative of Irving Handel & Co. P.C. will attend the Meeting, and therefore would not be making a statement at the Meeting or be available to respond to appropriate questions from shareholders.


                                  ANNUAL REPORT

     All shareholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998. The Form 10-KSB contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1998.


                              SHAREHOLDER PROPOSALS

     The Company must receive any shareholder proposal intended to be included in the Company's proxy materials for the 2000 Annual Meeting of Shareholders not later than December 30, 1999.

                                                      By Order of the Company,

                                                      /s/ Kathi Kreisler

                                                      Kathi Kreisler
                                                      Secretary

Dated: April 30, 1999

                                    EXHIBIT A
                                    ---------

                         KBF POLLUTION MANAGEMENT, INC.
                             1998 STOCK OPTION PLAN


KBF POLLUTION MANAGEMENT, INC.
1994 STOCK OPTION PLAN (AS REPORTED IN 1997 10-K)

In January 1987, the Company adopted an Incentive Stock Option Plan (the "ISO Plan") covering 5,000,000 shares of the Company's Common Stock, pursuant to which employees, including officers, of the Company are eligible to receive incentive stock options as defined under the Internal Revenue Code of 1986, as amended. Under the ISO Plan, options may be granted at not less than 100% (110% in the case of 10% shareholders) of the fair market value (100% of the closing bid price on the date of grant) of the Company's Common Stock on the date of grant. Options may not be granted more than ten years from the date of adoption of the ISO Plan. Options granted under the ISO Plan must be exercised within then (10) years from the date of grant. Options granted under the ISO Plan must be exercised within three months after termination of employment for any reason other than death or disability, and within one year after termination of employment due to death or disability. The Board of Directors of the Company has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option.


KBF POLLUTION MANAGEMENT, INC.
1998 STOCK OPTION PLAN

1.   Purpose of the Plan.

The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning employee financial interests with long-term shareholder value. Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2.   Definitions.

As used herein, the following definitions shall apply:

     (a) "Board" shall mean the Committee, if such Committee has been appointed, or the Board of Directors of the Company, if such Committee has not been appointed.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4, then "Committee" shall refer to the appropriate Committee, as indicated by the context of the reference.

     (d) "Common Shares" shall mean the common shares of KBF Pollution Management, Inc.

     (e) "Company" shall mean KBF Pollution Management, Inc., a New York corporation, and any successor thereto.

     (f) "Consultant" shall mean any person retained by the Company for consultancy services.

     (g) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence authorized in writing by a duly appointed officer of the Company prior to its commencement.

     (h) "Employee" shall mean any person, including officers, employed by the Company or any Parent or Subsidiary of the Company.

     (i) "Incentive Stock Option" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (j) "Non-Employee Director" shall have the same meaning as defined or interpreted for purposes of Rule 16b-3 (including amendments and successor provisions) as promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act ("Rule 16b-3").

     (k) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     (l) "Option" shall mean a stock option granted pursuant to the Plan.

     (m) "Optioned Shares" shall mean the Common Shares subject to an Option.

     (n) "Optionee" shall mean an Employee who receives an Option.

     (o)  "Outside   Director"  shall  have  the  same  meaning  as  defined  or interpreted for purposes of Section 162(m) of the Code.

     (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (q) "Plan" shall mean this 1998 Stock Option Plan, including any amendments thereto.

     (r) "Share"  shall mean one Common Share,  as adjusted in  accordance  with
Section 11 of the Plan.

     (s) "Subsidiary" shall mean (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in
Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50percent or more of the voting power or equity interests.

3.   Shares Subject to the Plan.

This Plan shall amend and supercede the previously authorized 1994 Plan, under which plan the maximum aggregate number of shares which may have been optioned and sold was 50,000,000 Common Shares. Subject to the provisions of Section 10 of this Plan, the maximum aggregate number of shares which may be optioned and sold under this plan is 50,000,000, which amount includes any options from time to time outstanding under the 1994 Plan which this Plan supercedes and replaces. The Shares may be authorized, but unissued, or reacquired Common Shares. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.   Administration of the Plan.

     (a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

          (1) The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

          (2) Any grants of Options to officers who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall be made by (i) a Committee of two or more directors, each of whom is a Non-Employee Director and an Outside Director or (ii) as otherwise permitted by both Rule16b-3, Section 162(m) of the Code and other applicable regulations.

          (3) Subject to the foregoing subparagraphs (1) and (2), from time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

     (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine, in accordance with
Section 8(b) of the Plan, the fair market value of the Shares; (iii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per share of Options to be granted; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to reduce the exercise price per share of outstanding and unexercised Options;
(ix)to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c)  Effect  of  Board's  Decision.  All  decisions,   determinations,  and
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5.   Eligibility.

     (a) Incentive stock options may be granted only to Employees. Non-qualified Stock Option's which may be granted to Employees and Consultants.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

     (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the employment relationship at any time, with or without cause.

6.   Term of Plan.

The Plan shall become effective upon ratification by the shareholders. It shall continue in effect until December 31, 2008, unless sooner terminated under
Section 14 of the Plan.

7.   Term of Option.

The term of each Option shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

8.   Exercise Price and Consideration.

     (a) The per Share exercise price under each Option shall be such price as is determined by the Board, subject to the following:

          (1) In the case of an Incentive Stock Option (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (ii) otherwise if granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

          (2) In the case of a Nonqualified Stock Option the per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

     (b) The fair market value per Share, for the purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the closing sale price of a share of the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, the Nasdaq Stock Market, or, if such closing sale price is not available, the average of the bid and asked price per share on such date as reported on the Nasdaq Stock Market or by the National Quotation Bureau or the Electronic Bulletin Board operated by the NASD, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price. If the Optionee is an employee of the Company, he may in addition be allowed to pay all or part of the purchase price with Shares. Shares used by employees to pay the exercise price shall be valued at their fair market value on the exercise date.

     (d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay any federal, state, and local withholding obligations of the Company, if applicable. If an Optionee is an employee of the Company, he may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Option is exercised. The right of an employee to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an option, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations.

9.   Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to
Section 5(b), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 11 oft he Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as Employee. In the event of termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise stock options to the extent exercisable on the date of termination. Such exercise must occur within three (3) months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Optionee may exercise the Option, but only to the extent of the right to exercise that would have accrued had the Optionee remained in Continuous Status as an Employee for a period of twelve (12) months after the date on which the Employee ceased working as a result of the total and permanent disability. Such exercise must occur within eighteen (18) months (or such shorter time as is specified in the grant) from the date on which the Employee ceased working as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. Notwithstanding the provisions of Section9(b) above, in the event of the death of an Optionee: (i) who is at the time of death an Employee of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee twelve (12) months after the date of death; or (ii) whose Option has not yet expired but whose Continuous Status as an Employee terminated prior to the date of death, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     (e) Notwithstanding subsections (b), (c), and (d) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the Employee's Continuous Status as an Employee had occurred).

10.  Adjustments Upon Changes in Capitalization or Merger.

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the Maximum Annual Employee Grant and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration. "Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

11.  Time of Granting Options.

The date of grant of an Option shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of an option and all conditions to the grant have been satisfied, provided that conditions to the exercise of an option shall not defer the date of grant. Notice of a grant shall be given to each Employee to whom an Option is so granted within a reasonable time after the determination has been made.

12.  Substitutions and Assumptions.

The Board shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other transactions to which
Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

13.  Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan, shall require approval of or ratification by the shareholders of the Company.

     (b) Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Options granted to Employees employed in such countries and to meet the objectives of the Plan.

     (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.  Conditions Upon Issuance of Shares.

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

15.  Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.  Shareholder Approval.

This Plan shall become effective upon ratification by the shareholders of the Company at its 1998 annual shareholder meeting.

                REVOCABLE PROXY - KBF POLLUTION MANAGEMENT, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Lawrence Kreisler, Kathi Kreisler, Kevin Kreisler, and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock, $.0001 par value (the "Common Stock"), of KBF Pollution Management, Inc. (the "Company" or "KBF") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held at The Brownstone House located at 351 West Broadway, Paterson, New Jersey, on May 12, 1999, at 10:00 a.m., local time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTORS LISTED BELOW AND "FOR" PROPOSALS 2 AND 3

1.   Election Of Directors.

         ___ FOR all nominees listed below            ____ WITHHOLD AUTHORITY
              (except as marked to the               to vote for all nominees
              contrary below)                        listed below

     Lawrence Kreisler, Kathi Kreisler, Kevin Kreisler, Joseph J. Casuccio, Jr., Stephen Lewen, Frederick Eisenbud

     (Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

     ---------------------------------------------------------------------

2.   Approval of the KBF 1998 Stock Option Plan.

         FOR __              AGAINST __                  ABSTAIN __

3. Approval of such other matters that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxy.

         FOR __              AGAINST __                  ABSTAIN __

The shares represented by this proxy will be voted as directed by the undersigned. IF NO INSTRUCTIONS ARE SPECIFIED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS PRESENTED AT THE ANNUAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting the shares subject to the proxy by written ballot. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

Please sign exactly as your name appears on the certificate or certificate or certificates representing shares to be voted by this proxy. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the signer is a corporation, the full corporate name should be signed by a duly authorized officer.


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature, if held jointly

                                          Date: __________________, 1999
                                          PLEASE COMPLETE, DATE, SIGN AND MAIL
                                          THIS PROXY CARD.